EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-97072, 33-97074, 33-87940, 333-07333,
333-26759 and 333-56109.









                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
March 17, 1999